Principal Funds, Inc.
Supplement dated February 28, 2020
to the Statutory Prospectus dated December 31, 2019
(as previously supplemented)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR SYSTEMATEX INTERNATIONAL FUND
Effective March 3, 2020, in the Investment Advisor and Portfolio Managers section, remove Mark R. Nebelung from the list of portfolio managers, and add the following alphabetically to the list of portfolio managers:
Christopher Ibach (since 2020), Portfolio Manager

MANAGEMENT OF THE FUNDS

Effective March 3, 2020, delete references to Mark R. Nebelung.
Effective March 3, 2020, in The Manager and Advisor section, under Advisor: Principal Global Investors, LLC, add the following alphabetically to the list of portfolio managers:

Christopher Ibach has been with Principal® since 2000. He earned a bachelor’s degree in Electrical Engineering and an M.B.A. in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.